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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.

                             -----------------------------

                                       FORM 8-K
                                    CURRENT REPORT
      PURSUANT TO SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 1997

                             -----------------------------

                          HORIZON/CMS HEALTHCARE CORPORATION
                (Exact name of Registrant as specified in its charter)



DELAWARE                                1-9369                       91-1346899
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
of incorporation or org-                                    Identification No.)
anization)



                            6001 INDIAN SCHOOL ROAD, N.E.
                                      SUITE 530
                               ALBUQUERQUE, NEW MEXICO
                                (Address of principal
                                  executive offices)

                                        87110
                                      (Zip Code)

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Item 5. Other Events.

        Horizon/CMS Healthcare Corporation (the "Company") has entered into a Plan and Agreement of Merger, dated as of February 17, 1997 (the "Merger Agreement"), with HEALTHSOUTH Corporation ("HEALTHSOUTH") and a wholly owned subsidiary of HEALTHSOUTH ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company and each outstanding share of common stock, par value $.001 per share, of the Company will be converted into 0.42169 of one share of common stock, par value $.01 per share, of HEALTHSOUTH. The Merger Agreement and the joint press release of the Company and HEALTHSOUTH, dated February 18, 1997 (the "Joint Press Release"), are filed as Exhibits
2.1 and 99.1, respectively, hereto and are specifically incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

Exhibit No.  Description
-----------  -----------

    2.1      The Merger Agreement.

   99.1      The Joint Press Release.

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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                  HORIZON/CMS HEALTHCARE CORPORATION


                                  By: /s/ SCOT SAUDER
                                      -----------------------------------------
                                      Scot Sauder
                                      VICE PRESIDENT OF LEGAL AFFAIRS,
                                      SECRETARY AND GENERAL COUNSEL

Date: February 24, 1997.

                                            2

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                           EXHIBIT INDEX

Exhibit No.  Description                                      Page
-----------  -----------                                      ----

    2.1      The Merger Agreement.

   99.1      The Joint Press Release.